UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2013

BOULDER BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State of incorporation)	001-33595 (Commission File Number)	20-2949397 (I.R.S. Employer Identification Number)

1600 Pearl Street – Suite 300

Boulder, Colorado

(Address of principal executive

offices, including zip code)

(303) 652-0521

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On December 24, 2013, Boulder Brands, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of Phil’s Fresh Foods, LLC.

This amendment to the Original Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Phil’s Fresh Foods, LLC, as of and for the year ended December 31, 2012, the notes related thereto and the related independent auditors’ report of EKS&H, LLLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Phil’s Fresh Foods, LLC, as of and for the nine months ended September 30, 2013 and 2012 and the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013, unaudited pro forma condensed combined balance sheet as of September 30, 2013 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of EKS&H, LLLP.

99.1	Audited consolidated financial statements of Phil’s Fresh Foods, LLC, as of and for the year ended December 31, 2012, the notes related thereto and the related independent auditors’ report of EKS&H, LLLP.

Unaudited consolidated financial statements of Phil’s Fresh Foods, LLC, as of and for the nine months ended September 30, 2013 and 2012, and the notes related thereto.

99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013, unaudited pro forma condensed combined balance sheet as of September 30, 2013 and the notes related thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOULDER BRANDS, INC.
(Registrant)

Date: February 27, 2014	By:	/s/ Christine Sacco
	Name:	Christine Sacco
	Title:	Chief Financial Officer, Treasurer

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EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of EKS&H, LLLP.

99.1	Audited consolidated financial statements of Phil’s Fresh Foods, LLC, as of and for the year ended December 31, 2012, the notes related thereto and the related independent auditors’ report of EKS&H, LLLP.

Unaudited consolidated financial statements of Phil’s Fresh Foods, LLC, as of and for the nine months ended September 30, 2013 and 2012, and the notes related thereto.

99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013, unaudited pro forma condensed combined balance sheet as of September 30, 2013 and the notes related thereto.

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